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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 1, 1998

                              LITCHFIELD FINANCIAL
                                   CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          Massachusetts                0-19822                   04-3023928
(State or other jurisdiction of    (Commission File            (IRS Employer
       incorporation or                 Number)           Identification Number)
         organization)




         430 Main Street,
      Williamstown, MA 01267                               05352
       (Address of principal                            (Zip Code)
        executive offices)


        Registrant's telephone number, including area code (413) 458-1000



              (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

         In conjunction with the sale of its 9.25% Series B Notes due December 1, 2003, the Company executed a Second Supplemental Indenture with the Bank of New York, as Trustee, attached hereto as Exhibit 4.3.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         4.3 Second Supplemental Indenture, dated as of December 1, 1998, between the Company and The Bank of New York, Trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LITCHFIELD FINANCIAL CORPORATION


Dated:   December 1, 1998           By: /s/Richard A. Straton
                                        Richard A. Stratton, President, Chief
                                        Executive Officer and Director